================================================================================

                     SETTLEMENT AGREEMENT AND MUTUAL RELEASE

================================================================================

      This Settlement Agreement and Mutual Release (the "Agreement") is entered into effective as of (although not necessarily executed on) February 18, 2005 (the "Effective Date") by and between Southwest Securities Bank, formerly known as First Savings Bank, FSB ("SSB") and Richard Driscoll ("Driscoll") on the one hand, and United Heritage Corporation ("UHC"), Walter G. Mize ("Mize,") and ALMAC Financial Corporation ("ALMAC") on the other (SSB, Driscoll, UHC, Mize, and ALMAC are collectively referred to herein as the "Parties").

      WHEREAS, UHC obtained a line of credit from SSB in the full sum and amount of two million and no/100 dollars ($2,000,000.00) evidenced by the following documents: (a) that certain Loan Agreement dated April 25, 2000 between and among SSB and UHC; (b) that certain Promissory Note # 38728 dated April 25, 2000 between and among SSB and UHC; (c) that certain Promissory Note # 38728 (renewal) dated April 25, 2001; and (d) that certain Third Party Pledge Agreement executed by Mize dated April 25, 2000 (collectively, the "Loan Agreements");

      WHEREAS, SSB declared UHC in default and demanded repayment on the Loan Agreements and UHC denied such default and any obligation of repayment;

      WHEREAS, the Parties agree that this Agreement is being entered into in the "ordinary course of business" as that phrase is used in Title 11 of the United States Code as now in effect or hereafter amended;

      WHEREAS, UHC and Mize filed a lawsuit against SSB and Driscoll in Cause No. C200300135, styled United Heritage Corporation and Walter G. Mize v. First Savings Bank, FSB, a Federal Savings Bank and Richard D. Driscoll, which is currently pending in the 249th Judicial District Court of Johnson County, Texas (the "Lawsuit"); and

      WHEREAS, the Parties desire to settle and compromise all matters in controversy between them, including but not limited to the Lawsuit, and to enter into certain releases and covenants as set forth herein;

      NOW, THEREFORE, in consideration of the mutual promises and agreements set forth herein, including the recitals set forth above, the receipt and sufficiency of which is acknowledged, the Parties agree as follows:

      1. Mutual Releases.

      1.1. UHC's Release of SSB and Driscoll. Upon the execution of this Agreement, UHC, on behalf of itself, and its officers, directors, principals, shareholders, parents, subsidiaries, affiliates, members, attorneys, successors, employees, agents, partners, insurers, underwriters, representatives, and assigns, hereby FULLY RELEASES, HOLDS HARMLESS, REMISES AND FOREVER DISCHARGES SSB, its officers, directors, principals, shareholders, parents, subsidiaries, specifically including but not limited to Southwest Securities, Inc. and SWS Group, Inc., and SSB's affiliates, members, attorneys (including but not limited to Lisa M. Powell, David J. Drez III, Thomas J. Williams, Craig M. Price, Karen
D. Coomer, Gregory R. Samuel and Craig Unterberg), successors, employees, agents, partners, insurers, underwriters, representatives, and assigns and Driscoll, including his attorneys (including but not limited to Lisa M. Powell, David J. Drez III, Thomas J. Williams, Craig M. Price, Karen D. Coomer, Gregory
R. Samuel and Craig Unterberg), agents, partners, insurers, representatives, successors and assigns, of and from any and all claims, actions, causes of action, appeals, suits, rights, obligations, damages, losses, charges, debts, liabilities, and demands whatsoever, WHETHER FORESEEN OR UNFORESEEN, KNOWN OR UNKNOWN, DISCLOSED OR UNDISCLOSED, MATURED OR UNMATURED, in law, equity or otherwise, which UHC has, may have or has had that relate in any way to the Loan Agreements and/or any and all prior dealings between the Parties as of the Effective Date hereof, of any type or character, including but not limited to any claims for fraud, fraud in the inducement, negligent misrepresentation, promissory estoppel, tortious interference with contract, tortious interference with prospective business relations, negligence, breach of contract, breach of the duty of good faith and fair dealing, breach of fiduciary duty, violation of any provision of the Texas Business and Commerce Code, and any claim for equitable relief that could have been or has been asserted, and any claims that were asserted or could have been asserted in the Lawsuit, save and except for the obligations imposed by this Agreement.

      1.2. Mize's Release of SSB and Driscoll. Upon the execution of this Agreement, Mize, on behalf of himself, and his attorneys, agents, partners, insurers, representatives, successors, and assigns, hereby FULLY RELEASES, HOLDS HARMLESS, REMISES AND FOREVER DISCHARGES SSB, its officers, directors, principals, shareholders, parents, subsidiaries, specifically including but not limited to Southwest Securities, Inc. and SWS Group, Inc., and SSB's affiliates, members, attorneys, successors, employees, agents, partners, insurers, underwriters, representatives, and assigns and Driscoll, including his attorneys (including but not limited to Lisa M. Powell, David J. Drez III, Thomas J. Williams, Craig M. Price, Karen D. Coomer, Gregory R. Samuel and Craig Unterberg), agents, partners, insurers, representatives, successors and assigns, of and from any and all claims, actions, causes of action, appeals, suits, rights, obligations, damages, losses, charges, debts, liabilities, and demands whatsoever, WHETHER FORESEEN OR UNFORESEEN, KNOWN OR UNKNOWN, DISCLOSED OR UNDISCLOSED, MATURED OR UNMATURED, in law, equity or otherwise, which Mize has, may have or has had that relate in any way to the Loan Agreements and/or any and all prior dealings between the Parties as of the Effective Date hereof, of any type or character, including but not limited to any claims for fraud, fraud in the inducement, negligent misrepresentation, promissory estoppel, tortious interference with contract, tortious interference with prospective business relations, negligence, breach of contract, breach of the duty of good faith and fair dealing, breach of fiduciary duty, violation of any provision of the Texas Business and Commerce Code, and any claim for equitable relief that could have been or has been asserted, and any claims that were asserted or could have been asserted in the Lawsuit, save and except for the obligations imposed by this Agreement.

      1.3. SSB's Release of Mize and UHC. Upon the Execution of this Agreement, SSB, on behalf of itself, and its officers, directors, principals, shareholders, parents, subsidiaries, affiliates, members, attorneys, successors, employees, agents, partners, insurers, underwriters, representatives, assigns, including SWS Group, Inc. and Southwest Securities, Inc., hereby FULLY RELEASES, HOLDS HARMLESS, REMISES AND FOREVER DISCHARGES Mize, together with his attorneys (including but not limited to Jeffrey S. Davis, Michael J. Rogers, and Rex D. Davis), agents, partners, insurers, representatives, successors, and assigns and UHC, together with its officers, directors, principals, shareholders, parents, subsidiaries, members, attorneys (including but not limited to Jeffrey S. Davis, Michael J. Rogers, and Rex D. Davis), successors, employees, agents, partners, insurers, underwriters, representatives, and assigns, of and from any and all claims, actions, causes of action, appeals, suits, rights, obligations, damages, losses, charges, debts, liabilities, and demands whatsoever, WHETHER FORESEEN OR UNFORESEEN, KNOWN OR UNKNOWN, DISCLOSED OR UNDISCLOSED, MATURED OR UNMATURED, in law, equity or otherwise, which SSB has, may have or has had that relate in any way to the Loan Agreements and/or any and all prior dealings between the Parties as of the Effective Date hereof, of any type or character, including but not limited to any claims for fraud, fraud in the inducement, negligent misrepresentation, promissory estoppel, tortious interference with contract, tortious interference with prospective business relations, negligence, breach of contract, breach of the duty of good faith and fair dealing, breach of fiduciary duty, violation of any provision of the Texas Business and Commerce Code, and any claim for equitable relief that could have been or has been asserted, and any claims that were asserted or could have been asserted in the Lawsuit, save and except for the obligations imposed by this Agreement.

      1.4. Driscoll's Release of Mize and UHC. Upon the execution of this Agreement, Driscoll, on behalf of himself and his attorneys, agents, partners, insurers, representatives, successors, and assigns, hereby FULLY RELEASES, HOLDS HARMLESS, REMISES AND FOREVER DISCHARGES Mize, together with his agents, attorneys (including but not limited to Jeffrey S. Davis, Michael J. Rogers, and Rex D. Davis), partners, insurers, representatives, successors, and assigns and UHC, together with its officers, directors, principals, shareholders, parents, subsidiaries, members, attorneys (including but not limited to Jeffrey S. Davis, Michael J. Rogers, and Rex D. Davis), successors, employees, agents, partners, insurers, underwriters, representatives, and assigns, of and from any and all claims, actions, causes of action, appeals, suits, rights, obligations, damages, losses, charges, debts, liabilities, and demands whatsoever, WHETHER FORESEEN OR UNFORESEEN, KNOWN OR UNKNOWN, DISCLOSED OR UNDISCLOSED, MATURED OR UNMATURED, in law, equity or otherwise, which Driscoll has, may have or has had that relate in any way to the Loan Agreements and/or any and all prior dealings between the Parties as of the Effective Date hereof, of any type or character, including but not limited to any claims for fraud, fraud in the inducement, negligent misrepresentation, promissory estoppel, tortious interference with contract, tortious interference with prospective business relations, negligence, breach of contract, breach of the duty of good faith and fair dealing, breach of fiduciary duty, violation of any provision of the Texas Business and Commerce Code, and any claim for equitable relief that could have been or has been asserted, and any claims that were asserted or could have been asserted in the Lawsuit, save and except for the obligations imposed by this Agreement.

      1.5. SSB's Release of ALMAC. Upon the Execution of this Agreement, SSB, on behalf of itself, and its officers, directors, principals, shareholders, parents, subsidiaries, affiliates, members, attorneys, successors, employees, agents, partners, insurers, underwriters, representatives, assigns, including SWS Group, Inc. and Southwest Securities, Inc., hereby FULLY RELEASES, HOLDS HARMLESS, REMISES AND FOREVER DISCHARGES ALMAC, together with its officers, directors, principals, shareholders, parents, subsidiaries, members, attorneys (including but not limited to Jeffrey S. Davis, Michael J. Rogers, and Rex D. Davis), successors, employees, agents, partners, insurers, underwriters, representatives, and assigns, of and from any and all claims, actions, causes of action, appeals, suits, rights, obligations, damages, losses, charges, debts, liabilities, and demands whatsoever, WHETHER FORESEEN OR UNFORESEEN, KNOWN OR UNKNOWN, DISCLOSED OR UNDISCLOSED, MATURED OR UNMATURED, in law, equity or otherwise, which SSB has, may have or has had that relate in any way to the Loan Agreements and/or any and all prior dealings between the Parties as of the Effective Date hereof, of any type or character, including but not limited to any claims for fraud, fraud in the inducement, negligent misrepresentation, promissory estoppel, tortious interference with contract, tortious interference with prospective business relations, negligence, breach of contract, breach of the duty of good faith and fair dealing, breach of fiduciary duty, violation of any provision of the Texas Business and Commerce Code, and any claim for equitable relief that could have been or has been asserted, and any claims that were asserted or could have been asserted in the Lawsuit, save and except for the obligations imposed by this Agreement.

      1.6. ALMAC's Release of SSB and Driscoll. Upon the Execution of this Agreement, ALMAC, on behalf of itself, and its officers, directors, principals, shareholders, parents, subsidiaries, affiliates, members, attorneys, successors, employees, agents, partners, insurers, underwriters, representatives, and assigns, hereby FULLY RELEASES, HOLDS HARMLESS, REMISES AND FOREVER DISCHARGES Driscoll, together with his attorneys (including but not limited to Lisa M. Powell, David J. Drez III, Thomas J. Williams, Craig M. Price, Karen D. Coomer, Gregory R. Samuel and Craig Unterberg), agents, partners, insurers, representatives, successors, and assigns and hereby FULLY RELEASES, HOLDS HARMLESS, REMISES AND FOREVER DISCHARGES SSB, together with its officers, directors, principals, shareholders, parents, subsidiaries, specifically including but not limited to Southwest Securities, Inc. and SWS Group, Inc., and SSB's affiliates, members, attorneys (including but not limited to David J. Drez III, Thomas J. Williams, Craig M. Price, Karen D. Coomer, Gregory R. Samuel and Craig Unterberg), successors, employees, agents, partners, insurers, underwriters, representatives, and assigns, of and from any and all claims, actions, causes of action, appeals, suits, rights, obligations, damages, losses, charges, debts, liabilities, and demands whatsoever, WHETHER FORESEEN OR UNFORESEEN, KNOWN OR UNKNOWN, DISCLOSED OR UNDISCLOSED, MATURED OR UNMATURED, in law, equity or otherwise, which ALMAC has, may have or has had that relate in any way to the Loan Agreements and/or any and all prior dealings between the Parties as of the Effective Date hereof, of any type or character, including but not limited to any claims for fraud, fraud in the inducement, negligent misrepresentation, promissory estoppel, tortious interference with contract, tortious interference with prospective business relations, negligence, breach of contract, breach of the duty of good faith and fair dealing, breach of fiduciary duty, violation of any provision of the Texas Business and Commerce Code, and any claim for equitable relief that could have been or has been asserted, and any claims that were asserted or could have been asserted in the Lawsuit, save and except for the obligations imposed by this Agreement.

      1.7. Release and Waiver of DTPA claims. Without acknowledging that any claim or cause of action as it relates to this Agreement and/or any prior dealings between the Parties could be alleged or asserted by Mize, UHC or ALMAC under the Texas Deceptive Trade Practices and Consumer Protection Act ("DTPA"), by signing this Agreement, Mize, individually and on behalf of UHC and ALMAC, acknowledges and states as follows: "I waive my rights under the Deceptive Trade Practices-Consumer Protection Act, Section 17.41 et seq., Business & Commerce Code, a law that gives consumers special rights and protections. After consultation with an attorney of my own selection, I voluntarily consent to this waiver."

      2. Consideration.

      2.1. Payment to SSB. Simultaneously with the execution of this Agreement by all Parties, UHC shall tender the full sum and amount of seven hundred thousand and no/100 dollars ($700,000.00) to SSB, by cashier's check or certified funds check personally delivered to SSB's counsel of record.

      2.2. Stock certificate and promissory notes.

            2.2.1. Release of Stock Certificate 8406. Concurrently with the execution of this Agreement, SSB will release all rights, claims and title in and to United Heritage Corporation Stock Certificate Number 8406 and direct and authorize Computershare Trust Company to release United Heritage Corporation stock certificate 8406 to Mize by providing Mize or his attorneys with an executed letter in the same form as that set forth in Exhibit A to this Agreement. Furthermore, in connection with this paragraph 2.2, SSB agrees to promptly terminate all uniform commercial code financing statements filed by SSB against Mize relating to the United Heritage Corporation Stock Certificate Number 8406.

            2.2.2 Promissory notes.Simultaneously with the execution of this Agreement by the Parties, SSB shall deliver to UHC the aforementioned Loan Agreement dated April 25, 2000, Promissory Note #38728, dated April 25, 2000, the Promissory Note (renewed) #38728, dated April 25, 2001, and the Third-Party Pledge Agreement executed by Mize, dated April 25, 200, all of which shall be marked as follows: "Paid-in-full/Released."

      2.3. The Parties acknowledge that the consideration provided for in section 2 of this Agreement is good and sufficient consideration for the releases provided in section 1 of this Agreement and will constitute full and final settlement of the Parties' claims, including but not limited to payment in full of the Promissory Note and Loan Agreement and ALMAC's, Mize's, and UHC full and final release of any and all claims against SSB and Driscoll, as set forth in section 1 of this Agreement..

      3. Dismissal of the Lawsuit. Within three (3) business days after execution of this Agreement by all Parties and SSB's receipt of the payment referenced in paragraph 2.1 above, the Parties, by and through their counsel of record, will execute and file an Agreed Motion to Dismiss the Lawsuit with prejudice in substantially the same form as that attached hereto as Exhibit B and submit to the Court a proposed Agreed Order of Dismissal with Prejudice in substantially the same form as that attached hereto as Exhibit C.

      4. Bankruptcy. If UHC files for bankruptcy pursuant to Title 11 of the United States Code, UHC agrees that (a) SSB shall have an allowed claim against UHC in an amount at least equal to any consideration due SSB under the terms of this Agreement; and (b) UHC will not dispute that this Agreement has been entered into in the ordinary course of business.

      5. Miscellaneous Provisions.

      5.1. Reliance on Counsel. Mize, UHC, and ALMAC agree that no representations have been made by SSB or Driscoll or their attorneys (including but not limited to Lisa M. Powell, David J. Drez III, Thomas J. Williams, Craig
M. Price, Karen D. Coomer, Gregory R. Samuel and Craig Unterberg) inducing them to execute this Agreement and neither this Agreement nor its terms constitute legal advice on the part of SSB, Driscoll, Lisa Powell, or Haynes and Boone, LLP (including but not limited to David J. Drez III, Thomas J. Williams, Craig M. Price, Karen D. Coomer, Gregory R. Samuel and Craig Unterberg). SSB and Driscoll agree that no representations have been made by UHC, Mize or ALMAC or their attorneys (including but not limited to Jeffrey S. Davis, Michael J. Rogers, and Rex D. Davis) inducing them to execute this Agreement and SSB and Driscoll further agree that neither this Agreement nor its terms constitute legal advice on the part of UHC, Mize, ALMAC, the Law Offices of Michael J. Rogers, P.C., or Sheehy, Lovelace & Mayfield, P.C. (including but not limited to Jeffrey S. Davis, Michael J. Rogers, and Rex D. Davis).

      5.2. Comprehension of Documents/Acceptance of Terms. In entering into this Agreement, the Parties acknowledge that they have read and understand each provision of this Agreement, that they have had the opportunity to consult with an attorney of their own choosing regarding this Agreement and its terms, and further that those terms are fully, freely, and voluntarily accepted.

      5.3. Severability. If any provision of this Agreement is determined by a court of competent jurisdiction to be invalid or unenforceable in any respect, such determination shall not affect any other provision of this Agreement, and this Agreement shall be enforced as if the invalid provision did not exist.

      5.4. Warranty of Capacity and Non-Assignment of Claims. The Parties, individually and on behalf of any other person or entity, specifically acknowledge, represent and warrant that they are authorized to enter into this Agreement individually and on behalf of the persons or entities for whom they purport to have authority. Further, the Parties hereby represent and warrant that they each are the only and lawful owner of any and all claims that were asserted or could have been asserted in the Lawsuit and that no portion of any claim being released pursuant to this Agreement has been assigned or conveyed to any other person, party or entity.

      5.5. Governing Law. This Agreement shall be construed and interpreted in accordance with the laws of the State of Texas.

      5.6. No admission of liability. This Agreement is a compromise and settlement of disputed claims and is not an admission by the Parties, or any of them, of any duty, liability, obligation or improper or wrongful conduct in connection with any matter in dispute or otherwise, all such liability being denied by all Parties.

      5.7. Entire Agreement/Merger. IT IS UNDERSTOOD AND AGREED THAT THIS AGREEMENT CONTAINS THE ENTIRE AGREEMENT BETWEEN THE PARTIES AND SUPERSEDES ANY AND ALL PRIOR AGREEMENTS, ARRANGEMENTS, OR UNDERSTANDINGS BETWEEN THE PARTIES RELATING TO THE SUBJECT MATTER. NO ORAL UNDERSTANDINGS, STATEMENTS, PROMISES OR INDUCEMENTS CONTRARY TO THE TERMS OF THIS AGREEMENT EXIST. THIS AGREEMENT CANNOT BE CHANGED, ALTERED OR TERMINATED ORALLY.

      5.8. Taxes. The Parties understand and agree that none of the Parties or their attorneys have made and do not make any representation or warranty regarding the taxability or non-taxability of any of the consideration exchanged pursuant to this Agreement.

      5.9. Further assurances. The Parties agree to execute such other and further documents and/or pleadings and to perform such other acts as may be reasonably necessary to evidence or carry out the terms and provisions of this Agreement.

      5.10. Multiple Originals. This Agreement may be executed in a number of identical counter-parts, each of which shall be deemed an original for all purposes and facsimile or copies of this Agreement and the signatures hereto will be deemed an original for all purposes.

      5.11. No oral modifications. This Agreement may not be modified, amended or terminated orally. No modification, amendment or termination, or any claimed waiver of any of the provisions of this Agreement, shall be binding unless same is in writing and signed by the person against whom such modification, amendment or waiver is sought to be enforced.

      5.12. Terms contractual. The terms and conditions of this Agreement are contractual and not merely recitals and all are material consideration for this Agreement.

      5.13. No waiver. The failure of any of the Parties to enforce at any time any provision of this Agreement shall not be construed to be a waiver of such provision, nor in any way affect the validity of this Agreement or any part thereof or any right of any person thereafter to enforce each and every provision. No waiver of any breach of this Agreement shall be held to constitute a waiver of any other breach.

      5.14. Notice. Any notice to any party hereto shall be by certified mail, return receipt requested and by facsimile as follows and deemed received three days after such notice is post-marked:

      If to SSB or Driscoll:           If to UHC, Mize or ALMAC:
      Southwest Securities Bank        United Heritage Corporation
      Attention: Richard Driscoll      Attention: Walter G. Mize
      301 South Center, Suite 120      2 Caddo Street
      Arlington, Texas  76010          Cleburne, Texas 76031
      Facsimile: (817) 861-9282        Facsimile: (817) 641-3683

      and                              - with a copy to -

      Jerry Wade, Esq.                 Jeffrey Davis
      Southwest Securities, Inc.       Michael J. Rogers, P.C.
      1201 Elm Street, Suite 3500      108 East Chambers
      Dallas, Texas 75270              Cleburne, Texas  76033
      Facsimile: (214) 658-9312        Telephone: (817) 558-4323
                                       Facsimile: (817) 645-2175

      - with a copy to -

                                       Rex D. Davis
      David J. Drez III                Sheehy, Lovelace & Mayfield, P.C.
      Haynes and Boone, LLP            510 North Valley Mills Drive, Suite 500
      201 Main Street, Suite 2200      Waco, Texas  76710
      Fort Worth, Texas  76102         Telephone: (254) 772-8022
      Telephone: (817) 347-6628        Facsimile: (254) 772-9297
      Facsimile: (817) 348-2322

                *** SIGNATURE BLOCKS APPEAR ON FOLLOWING PAGE ***

UNITED HERITAGE CORPORATION                                     DATED:


By: /s/ Walter G. Mize                                         2/18/05
   ---------------------------------                    -----------------------
   Its President


WALTER G. MIZE, individually                                    DATED:


/s/ Walter G. Mize                                             2/18/05
------------------------------------                    -----------------------


ALMAC FINANCIAL CORPORATION                                     DATED:


By: /s/ Walter G. Mize                                         2/18/05
   ---------------------------------                    -----------------------
   Its President

SOUTHWEST SECURITIES BANK, formerly known as                    DATED:
FIRST SAVINGS BANK, FSB


By: /s/ Richard Driscoll                                        2-17-05
   ---------------------------------                    -----------------------
   Its CEO


RICHARD DRISCOLL, individually                                   DATED:


/s/ Richard Driscoll                                            2-17-05
------------------------------------

                 ACKNOWLEDGEMENT OF UNITED HERITAGE CORPORATION

STATE OF TEXAS         ss.
                       ss.
COUNTY OF JOHNSON      ss.

      Before me, a Notary Public, on this day personally appeared WALTER G. MIZE, known to me to be the person and officer whose name is subscribed to the foregoing instrument and acknowledged to me that the same was the act of UNITED HERITAGE CORPORATION, and that he executed the same on behalf of said corporation for the purposes and consideration therein expressed, and in the capacity therein stated.

      Given under my hand and seal of office this 18th day of February, 2005.


                                        /s/ Barbara L. Broadus
                                        ----------------------------------------
                                        Notary Public in and for the
                                        State of Texas
(SEAL)

                        ACKNOWLEDGEMENT OF WALTER G. MIZE

STATE OF TEXAS         ss.
                       ss.
COUNTY OF JOHNSON      ss.

      Before me, a Notary Public, on this day personally appeared WALTER G. MIZE known to me to be the person whose name is subscribed to the foregoing instrument and acknowledged to me that he executed the same for the purposes and consideration therein expressed.

      Given under my hand and seal this 18th day of February, 2005.


                                        /s/ Barbara L. Broadus
                                        ----------------------------------------
                                        Notary Public in and for the
                                        State of Texas
(SEAL)

                 ACKNOWLEDGEMENT OF ALMAC FINANCIAL CORPORATION

STATE OF TEXAS         ss.
                       ss.
COUNTY OF JOHNSON      ss.

      Before me, a Notary Public, on this day personally appeared WALTER G. MIZE, known to me to be the person and officer whose name is subscribed to the foregoing instrument and acknowledged to me that the same was the act of ALMAC FINANCIAL CORPORATION, and that he executed the same on behalf of said corporation for the purposes and consideration therein expressed, and in the capacity therein stated.

      Given under my hand and seal of office this 18th day of February, 2005.


                                        /s/ Barbara L. Broadus
                                        ----------------------------------------
                                        Notary Public in and for the
                                        State of Texas
(SEAL)

                  ACKNOWLEDGMENT OF SOUTHWEST SECURITIES BANK,
                    FORMERLY KNOWN AS FIRST SAVINGS BANK, FSB

STATE OF TEXAS         ss.
                       ss.
COUNTY OF TARRANT      ss.

      Before me, a Notary Public, on this day personally appeared RICHARD DRISCOLL, known to me to be the person and officer whose name is subscribed to the foregoing instrument and acknowledged to me that the same was the act of SOUTHWEST SECURITIES BANK, formerly known as FIRST SAVINGS BANK, FSB, and that he executed the same on behalf of said corporation for the purposes and consideration therein expressed, and in the capacity therein stated.

      Given under my hand and seal of office this 17th day of February, 2005.


                                        /s/ Vicky Miller
                                        ----------------------------------------
                                        Notary Public in and for the
                                        State of Texas
(SEAL)


                       ACKNOWLEDGEMENT OF RICHARD DRISCOLL

STATE OF TEXAS         ss.
                       ss.
COUNTY OF TARRANT      ss.

      Before me, a Notary Public, on this day personally appeared RICHARD DRISCOLL, known to me to be the person whose name is subscribed to the foregoing instrument and acknowledged to me that he executed the same for the purposes and consideration therein expressed.

      Given under my hand and seal this 17th day of February, 2005.


                                        /s/ Vicky Miller
                                        ----------------------------------------
                                        Notary Public in and for the
                                        State of Texas
(SEAL)